Exhibit 10.1

AMENDMENT OF AGREEMENT

BETWEEN

PARADIGM RESOURCE MANAGEMENT CORPORATION

AND

AMSA DEVELOPMENT TECHNOLOGY CO LTD

REGARDING

the purchase option and exchange of shares in

TOSS PLASMA TECHNOLOGIES LIMITED

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AMENDMENT OF AGREEMENT

THIS AMENDMENT OF AGREEMENT (hereinafter referred to as “the Amendment”), made and entered into this 4th day of December, 2013, between PARADIGM RESOURCE MANAGEMENT CORPORATION, a company incorporated in the State of Nevada, U.S.A, whose principal place of business is at 1900 South Norfolk Street, Suite 350, San Mateo, California 94403 U.S.A; and AMSA DEVELOPMENT TECHNOLOGY CO LTD, a company incorporated in Belize whose registered place of business is Suite 2, 3rd floor, 10 Eve Street, Belize City, Belize, otherwise known as “the parties”;

WHEREAS the two parties hereto had previously executed a mutually binding Agreement as of 24th July, 2013, and filed as an 8K with the US Securities & Exchange Commission on August 7th, 2013, and

WHEREAS both parties have been actively engaged in drawing their respective businesses closer together for their common mutual benefit;

WHEREAS since the date of the original Agreement, AMSA Development Technology Co Ltd. has increased its ownership of TOSS Plasma Technologies Limited from 67% to 86%;

NOW, THEREFORE both parties wish to mutually increase each’s potential equitable ownership of the other; and to that effect have therefore hereby AMENDED their previous Agreement noted supra solely as follows, all other elements remaining unchanged and in full force and effect:

“Section 4. CONSIDERATION” of the Original Agreement alone shall be amended as follows;

4.	CONSIDERATION

The valid current Consideration given by each side for this Amendment is the higher percentage allowed as an option to the other.

a)	Whereas Paradigm Resource Management Corp previously had the option rights to acquire “up to 30%” of the TOSS Plasma Technologies Limited shares held by AMSA Development Technology Co Ltd.; under this Amendment they now have the right to acquire a total of up to 3,432,000 shares, or 86% of the common shares of TOSS Plasma Technologies Limited held by AMSA Development Technology Co Ltd.

b)	Whereas AMSA Development Technology Co Ltd previously had the option rights to purchase “up to 15%” of Paradigm Resource Management Corp, by this Amendment they now have the option to purchase up to 229,866,667 of the common shares, or 64% of Paradigm Resource Management Corp.

c)	These options for purchase shall remain valid for a period of 180 days from today’s date.

2.	All the other conditions of the Original Agreement shall remain unchanged and in full force and effect.

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SIGNATURE PAGE

SIGNED by /s/ Takavori Ozaki

for and on behalf of

PARADIGM RESOURCE

MANAGEMENT CORPORATION

in the presence of: - Masaaki Hori

SIGNED by /s/ Sam Shao Shyh-Aur

Sam Shao Shyh-Aur

for and on behalf of

AMSA DEVELOPMENT TECHNOLOGY CO LTD

in the presence of:- Tony Heo

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